Exhibit 32.2

MASONITE INTERNATIONAL CORPORATION
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and 18 U.S.C. Section 1350, the undersigned officer of Masonite International Corporation (the "Company") hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 28, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 26, 2015
/s/	Mark J. Erceg
Mark J. Erceg
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)